UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 31, 2008

Date of Report (Date of earliest event reported)

Commission File No. 0-14225

EXAR CORPORATION

(Exact Name of registrant as specified in its charter)

Delaware	94-1741481
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

48720 Kato Road, Fremont, CA 94538

(Address of principal executive offices, zip code)

(510) 668-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT:

ITEM 2.02.	Results of Operations and Financial Condition

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

On July 31, 2008, Exar Corporation (“Exar”) issued a press release announcing its results for the fiscal first quarter ended June 29, 2008 and certain other information. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Exar reports its financial results in accordance with GAAP. Additionally, Exar from time to time supplements reported GAAP financials with non-GAAP measures which are included in related press releases and reports furnished to the SEC, copies of which are available at Exar’s website: http:// www.exar.com or the SEC’s website at: http:// www.sec.gov. For the period presented, we are disclosing non-GAAP gross margins, non-GAAP research and development expenses, non-GAAP selling, general and administrative expenses, non-GAAP operating expenses, non-GAAP operating income (loss), non-GAAP net income, and non-GAAP diluted earnings per share, which are adjusted to exclude from our GAAP results all stock-based compensation expense, amortization of acquired intangible assets, fair value adjustment of acquired inventories, merger-related costs, goodwill and other intangible asset impairment, other than temporary loss on long-term investments, income tax effects, and an income tax benefit from the closure of a federal tax audit. These non-GAAP measures are presented in part to enhance the understanding of Exar’s historical financial performance and comparability between reporting periods. Exar believes the non-GAAP presentation, when shown in conjunction with the corresponding GAAP measures, provide relevant and useful information to analysts, investors, management and other interested parties following the semiconductor industry. For its internal purposes, Exar uses the foregoing non-GAAP measures to evaluate performance across reporting periods, determine certain employee benefits and plan for and forecast Exar’s future periods. These non-GAAP measures are not in accordance with, or an alternative for measures prepared in accordance with GAAP, and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Exar believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Exar’s results of operations as determined in accordance with GAAP. These measures should only be used to evaluate Exar’s results of operations in conjunction with the corresponding GAAP measures.

A supplemental reconciliation of GAAP financial measures to Non-GAAP financial measures is included in the financial statements portion of the press release attached as Exhibit 99.1 to this current report.

ITEM 8.01.	Other Events

On July 31, 2008, Exar issued a press release announcing its results for the fiscal first quarter ended June 29, 2008 and certain other information. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release of Exar Corporation dated July 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EXAR CORPORATION

By:	/S/ J. SCOTT KAMSLER	Date: July 31, 2008
J. Scott Kamsler
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit

99.1	Press Release of Exar Corporation dated July 31, 2008.